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                                                                   EXHIBIT 10.22

                                                                         [STAMP]

STATE OF ALABAMA        )

COUNTY OF MORGAN        )

                                 LEASE AGREEMENT

     Lease Agreement between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF DECATUR, A public corporation and instrumentality under the laws of the State of Alabama (herein called "The Board"), and FRUEHAUF TRAILER COMPANY, a corporation organized and existing under the laws of the State of Michigan and authorized to do business in the State of Alabama (herein called "the Company"),

                                R E C I T A L S:

         The Board proposes to acquire the real property hereinafter described, and to construct thereon and to equip and furnish an aluminum rolling mill and fabricating plant with appurtenant facilities and machinery and equipment for use in the operation thereof and proposes to lease said real property, plant, facilities, machinery and equipment to the Company. To finance the acquisition of said real property, the construction of said plant and facilities and the purchase and installation therein of said machinery and equipment, all for the promotion of local manufacturing and industrial development, the Board proposes to authorize the issuance of $5,700,000 principal amount of its First Mortgage Industrial Revenue Bonds, to be dated May 1, 1963 (herein called "the Bonds"), which are more particularly described in the Mortgage hereinafter referred to. The Bonds are to be secured by a pledge and assignment of the Board's interest in this Lease Agreement and by a pledge and assignment of the revenues and receipts derived by the Board from the leasing or sale of the Project hereinafter referred to and will be issued under and additionally secured by a Mortgage and Indenture of Trust dated as of May 1, 1963 (herein called "the Mortgage"), from the Board to the State National Bank of Decatur, Decatur, Alabama (herein called "the Trustee"), under which the revenues and receipts derived by the Board from the leasing or sale of the said Project will be pledged for the payment of the principal of and


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the interest on the Bonds and under which the said Project will be mortgaged and conveyed to the Trustee as additional security for payment of said principal and interest. The Mortgage is to be in substantially the form attached hereto as Exhibit A.

     The acquisition of said real property, the construction thereon of said plant and facilities, the purchase and installation of said machinery and equipment therein, the issuance and sale of the Bonds and the lease of said real property, plant, facilities, machinery and equipment to the Company will promote industry and develop trade by inducing manufacturing, industrial and commercial enterprises to locate in the State of Alabama and further the use of its agricultural products and natural resources. Under the provisions of Act No. 648 enacted at the 1949 Regular Session of the Legislature of Alabama, as amended, the Board has the power to acquire said real property, to construct said plant and facilities thereon, to purchase and install said machinery and equipment therein, to issue and sell the Bonds and to lease said property, plant, facilities, machinery and equipment to the Company. To achieve the objectives mentioned above, the Board and the Company have entered into this Lease Agreement.

     Now, Therefore, this Agreement

                              W I T N E S S E T H:

     That in consideration of the respective agreements on the part of the Board and the Company hereinafter contained, the Board does hereby lease to the Company, and the Company does hereby rent from the Board, for and during the Primary Term hereinafter referred to and upon and subject to the terms and conditions hereinafter specified, the following described real property situated in Morgan County, Alabama (the said real property being herein called "the Leased Realty"):


       A part of the Lot or Tract No. 13 being in Sections 13 and 14 in Township 5 South, Range 5 West, said tract being according to the subdivision of the L. W. Norton Farm, as surveyed and platted by J. M. Holt, Surveyor, as shown by map or plat of said Subdivision filed in the Probate Office of Morgan County, Alabama, March 3, 1928,



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       in Plat Book at page 62 and being more particularly described as follows:

       Beginning at a point on the Southerly right of way line of Alabama Highway No. 20, which is 41.5 feet East of a point 30 feet South of the Northeast corner of Section 14, Township 5 South, Range 5 West, and running thence South 0 degrees 54 minutes West 230 feet; thence North 89 degrees 06 minutes West 68 feet; thence South 0 degrees 54 minutes West 70 feet; thence South 89 degrees 06 minutes East 68 feet; thence South 0 degrees 54 minutes West 122 feet; thence North 89 degrees 06 minutes West 60 feet; thence South 0 degrees 54 minutes West 60 feet; thence South 89 degrees 06 minutes East 60 feet; thence South 0 degrees 54 minutes West 1122.04 feet; thence South 76 degrees 49 minutes West 341.76 feet;
       thence North 0 degrees 57 minutes East 1139.77 feet; thence South 89 degrees 03 minutes East 69 feet; thence North 0 degrees 57 minutes East 125 feet; thence South 89 degrees 03 minutes East 151 feet; thence North 0 degrees 57 minutes east 422.70 feet to a point on the South margin of Alabama Highway No. 20; thence South 89 degrees 03 minutes East along the South margin of Alabama Highway No. 20, 110 feet to the point of beginning, containing 9.967 acres, more or less, subject, however, to the right of way over the South 30 feet thereof as provided in the deed from
       L. W. Norton to W. H. Anderson dated March 1, 1928, and recorded in Deed Book 256, page 328, in the Probate Office of Morgan County, Alabama together with the Plant and the Leased Equipment, both hereinafter referred to, and all other improvements thereto now or hereafter made (the said real property, plant, machinery equipment and improvements, as they may at any time exist, being herein together called the "Project"). This Lease Agreement is made, however, upon and subject to the following terms and conditions, to each of which the Board and the Company hereby agree:



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                                    ARTICLE I

                      Constructing and Financing the Plant
                            and the Leased Equipment

         Section 1.1 Agreement to Construct Plant and to Purchase and Install Leased Equipment. Promptly following the issuance and sale of $5,200,000 principal amount of the Bonds (referred to in the mortgage as the Initial Bonds) and out of the principal proceeds derived therefrom, the Board (a) will acquire the Leased Realty and construct an aluminum rolling mill and fabricating plant, described in "The Industrial Development Board of the City of Decatur, Alabama Aluminum Sheet Rolling Mill Project," dated April 9, 1963, heretofore approved by the parties hereto and a copy thereof filed with the Trustee (said plant to consist of a main building, together with appurtenant buildings, facilities and other improvements, all of which are herein together called "the Plant"), substantially in accordance with plans and specifications therefor to be prepared by the Company for the account of the Board and to be furnished to the Board by the Company, and (b) will purchase and install in the Plant such items of machinery and equipment described generally in the aforesaid Aluminum Sheet Rolling Mill Project dated April 9, 1963, as shall from time to time be specified in written orders from the Company to the Board (said machinery and equipment being herein together called "the Leased Equipment"), such purchases and installations to be made substantially in accordance with orders and directions from the Company prepared for the account of the Board. All contracts and orders for such construction, purchase and installation, which contracts and orders may provide for progress payments, and all request for payments out of the Construction Fund (to be created in the Mortgage and herein called "the Construction Fund") shall be signed on behalf of the Board, subject to written approval by the Company in all respects. If after the exercise of due diligence by the Board, it is impossible for the Board to construct any part of the Plant which the Company duly orders and directs the Board so to construct or to purchase and install in the Plan any item of the Leased Equipment which the Company duly orders and directs the Board so to purchase and install, the Company (a) will withdraw the



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order and direction in question, or (b) will itself effect the construction or purchase and installation ordered thereby, for and in the name and behalf of the Board, in which case the Company shall be entitled to reimbursement from the Construction Fund for the costs incurred by it in effecting such construction or purchase and installation, as the case may be.

         The Board and the Company shall from time to time each appoint by written instrument an agent or agents authorized to act for each respectively in any or all matters relating to the construction of the Plant, the purchase and installation of the Leased Equipment and payments out of the Construction Fund. One of the agents appointed by the Company shall be designated its "Project Manager". Either the Board or the Company may from time to time revoke, amend or otherwise limit the authorization of any agent appointed by it to act on its behalf and designate another agent or agents to act on its behalf, provided that there shall be at all times at least one agent authorized to act on behalf of the Board, and at least one agent (who shall be the Project Manager) authorized to act on behalf of the Company, with reference to all the foregoing matters. In the event that after reasonable request made to the Board by the Company, the Board fails or refuses to enter into or execute any contract or order for such construction, purchase or installation and fails or refuses to issue or execute a payment requisition from the Construction Fund for payment of any item that may under the terms of the Mortgage be paid from the Construction Fund, the Project Manager then designated by the Company, who is hereby irrevocably appointed as agent for the Board for such purposes, (a) may enter into, execute and deliver any such contract or order, for and in the name and on behalf of the Board, or (b) may issue and execute, also for and in the name and behalf of the Board and without any approval of any officer, employee or other agent thereof, payment requisition on the Construction Fund, as the case may be.

         Section 1.2 Development and Design Expenses Insured by Company. In order to expedite the construction of the Plant, the Board has heretofore authorized the Company to go forward with the planning, development and design thereof and with the planning, development and design of the items of Leased


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Equipment to be installed in the Plant. The Board acknowledges that all reasonable costs, expenses and fees (including, without limitation, engineering, legal, procurement, accounting and auditing fees and expenses) incurred by the Company in connection with such planning, development and design (whether before or after the execution and delivery of this Lease Agreement or before or after the issuance and sale of the Bonds) constitute a part of the project costs, for which the Company shall be entitled to reimbursement from the Construction Fund.

         Section 1.3 No Warranty of Suitability by Board. The Company recognizes that since the plans and specifications for the Plant are to be prepared by it and that since the items of Leased Equipment are to be selected by it, the Board can make no warranty, either express or implied, or offer any assurances that the Plant or the Leased Equipment will be suitable for the Company's purposes or needs or that the proceeds derived from the sale of the Bonds will be sufficient to pay in full all the project costs.

         Section 1.4 Completion of the Project. Bonds in the principal amount of $500,000, referred to in the mortgage as the "Additional Bonds" will not be sold and delivered except as required by, and subject to, the provisions of this section. In the event that for any reason the amount on deposit in the Construction Fund is insufficient to pay all costs of completing the Project, the Company shall nevertheless complete the Project without delay and pay all costs thereof in excess of the amount available therefor in the Construction Fund; and the Company may in such event, at its option, elect to have all or any part of the Additional Bonds (but not exceeding an amount sufficient to produce monies required to pay the cost of completing the Project) offered for sale and the net sale proceeds (less interest to May 1, 1965) deposited in the Construction Fund. Such option may be exercised by the Company by notifying the Board and the Trustee in writing, on or before May 1, 1965, that it desires to have a specified amount of the Additional Bonds offered for sale. The Board and the Trustee will promptly take all action required to have the amount of Additional Bonds so designated offered for sale. In the event that any such Additional Bonds are issued and sold, the proceeds of the sale of such Additional Bonds (less the expenses of


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issuance and sale, which shall be paid therefrom, and an amount equal to the interest to become due on such Additional Bonds to and including May 1, 1965, which shall be deposited in the Bond and Interest Fund provided in the Mortgage) shall be deposited in the Construction Fund. The Company may be reimbursed from the Construction Fund for all monies necessarily expended by the Company in the acquisition of the Project after the monies in the Construction Fund were exhausted and before the proceeds of the sale of the Additional Bonds were deposited in the Construction Fund. Any Bonds not sold and delivered on or before November 1, 1965, will be cancelled and will not thereafter be issued or reissued. The obligation of the Company to complete the Project without delay shall not be contingent upon the sale or delivery of any of the Additional Bonds; and the Company shall be obligated to continue the construction and acquisition of the Project without interruption, at its own expense, regardless of its notice to the Board and the Trustee, or any delay in the sale or delivery of the Bonds or the inability of the Board to sell the same. The Company shall not by reason of the payment of such excess costs from its own funds be entitled to any diminution in the payment of the rents hereunder.

         Should the Company fail to comply with the foregoing provisions of this section, the Board shall have any one or more of the following remedies:

         (a) The Trustee shall be entitled to retain all payments made as rent under this Lease Agreement by the Company, and the Company shall be obligated to pay to the Trustee the rental payments as they become due as liquidated damages, subject, however, to a credit for the net proceeds which the Trustee may receive from the sale of the Project or any part thereof, or from the lease or sublease of the Project or any part thereof to others than the Company herein, during and for the unexpired term of this Lease Agreement; or

         (b) The Board may take possession of the, Lease Realty and complete the Project at the expense of the Company, which expense with six per cent interest and a reasonable attorney's fee, if the services of an attorney are required for the collection thereof, the Company hereby agrees to pay; or


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         (c) The Board may terminate this Lease Agreement and sue for damages for breach thereof.

         Section 1.5 Supplemental Agreement on Completion. Upon completion of construction of the Plant and the purchase and installation of the Leased Equipment therein, the Board will, on written request of the Company or the Trustee, enter into a supplemental agreement with the Company identifying the items of Leased Equipment installed in the Plant and confirming the lease thereof to the Company hereunder.

                                   ARTICLE II
                   Duration of Lease Term and Rental Provision

         Section 2.1 Duration of Term. The primary term of this Lease Agreement and of the lease herein made (herein called "the Primary Term") shall begin on the date the construction of the Plant and the installation of the Leased Equipment are completed or on May 1, 1965, whichever date is earlier, and, subject to the provisions of this Lease Agreement, shall continue until midnight of April 30, 1983, but the Company will be permitted to have such possession of the Project prior to the beginning of the Primary Term as shall not interfere with the construction of the Plant and the installation of the Leased Equipment therein. The Board will deliver to the Company sole and exclusive possession of the Project on the commencement date of the Primary Term, subject to the inspection and other rights reserved in Section 6.2 hereof, and the Company will accept possession thereof at such time; provided, however, that in the event the Primary Term begins prior to the date the construction of the Plant and the installation of the Leased Equipment therein are completed, the Board will be permitted such possession of the Project as shall be necessary and convenient for it to complete the construction of the Plant and the installation of the Leased Equipment therein, and provided further, that the Board will be permitted such possession of the Project as shall be necessary and convenient for it to construct or install any additions or improvements and to make any repairs or restorations required or permitted to be constructed, installed or made by the Board pursuant to the


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provisions hereof or pursuant to the provisions of any agreement between the
Company and the Board supplemental hereto.

         Section 2.2 Rental Provisions. For and during the Primary Term, the Company will pay to the Board not less than the following basic rental (herein called "Basic Rent") for use and occupancy of the Project:

         (a) On or before the 20th day of each month beginning May 20, 1965, an amount equal to one sixth (1/6) of the interest becoming due on all outstanding Bonds on the next succeeding interest payment date, and;

         (b) On October 20, 1965 and on each April 20 and October 20, thereafter, an amount equal to the principal of the outstanding Bonds due and payable on the then next succeeding semiannual principal payment date.

         All Basic Rent payments shall be made directly to the Trustee, or to its successor as Trustee under the Mortgage, for the account of the Board and shall be deposited in the Bond and Interest Fund established under the Mortgage. The monthly and semiannual installment of Basic Rent shall continue until the amount in the Bond and Interest Fund shall have become sufficient to pay in full the principal of (including redemption premium), and interest on all outstanding Bonds either at maturity or on earlier redemption. Any payment of Basic Rent due hereunder that is not made within ten (10) days of the due date thereof shall bear interest from that date until paid at the rate of 6% per annum.

         The Company will also pay, as additional rental, the reasonable fees, charges and expenses of the Trustee under the Mortgage (other than the initial fee or charge of the Trustee) and of the paying agents for the Bonds, such fees, charges and reimbursement for expenses to be paid directly to the Trustee and such paying agents for their own account as and when such fees, charges and expenses become due and payable.

         Section 2.3 Obligations of Company Unconditional. The obligation of the Company to pay the Basic Rent, to make all other payments provided for herein and to perform and observe the other agreements and covenants on its part herein contained shall be absolute and unconditional, irrespective of any rights of set-off, recoupment or counterclaim it might otherwise have against


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the Board. The Company will not suspend or discontinue any such payment or fail to perform and observe any of its other agreements and covenants contained herein or terminate this Lease Agreement for any cause, including, without limiting the generality of the foregoing, any acts or circumstances that may constitute an eviction or constructive eviction, failure of consideration or commercial frustration of purpose, or any damage to or destruction of the Project, or the taking by eminent domain of title to or the right to temporary use of all or any of the Project, or any change in the tax or other laws of the United States of America, the State of Alabama or any political subdivision of either thereof, or any failure of the Board to perform and observe any agreement or covenant, whether express or implied, or any duty, liability or obligation arising out of or connected with this Lease Agreement. Notwithstanding the foregoing, the Company may, at its own cost and expense and in its own name or in the name of the Board, prosecute or defend any action or proceeding or take any other action involving third persons which the Company deems reasonably necessary in order to secure or protect its rights of use and occupancy and other rights hereunder. The provisions of the first and second sentences of this section shall apply only so long as any part of the principal of and the interest on the Bonds remains outstanding and unpaid, and nothing contained therein shall be construed to affect adversely or to impair the option to terminate this Lease Agreement granted in Section 8.2 hereof. Furthermore, except as provided in the first and second sentences of this section, nothing contained herein shall be construed to be a waiver of any rights which the Company may have against the Board under this Lease Agreement or under any provision of law.

         Section 2.4 Investment of Funds. The Board shall cause the Trustee to invest and reinvest the monies from time to time in the Construction Fund and the monies from time to time in the Bond and Interest Fund in the manner and to the extent and with such application of the income therefrom as is provided in the Mortgage.


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                                   ARTICLE III

                        Maintenance, Taxes and Insurance

         Section 3.1 Maintenance, Alterations and Improvements. (a) The Company will, at its own expense, (i) keep the Project in as reasonably safe condition as its operations permit, and (ii) keep the Plant, the Leased Equipment and the other improvements located on the Leased Realty in good order and repair, and from time to time make all needful and proper repairs, renewals and replacements thereto. The Company agrees to pay all gas, electric light and power, water, sewer and all other charges for the operation, maintenance, use and upkeep of the Plant, Leased Equipment and Project.

         (b) The Company may, also at its own expense, make any additions, improvements or alternations to the Project that it may deem desirable for its business purposes, provided that such additions, improvements or alterations do not adversely affect the value or utility of the Project or its character as a "project" under said Act No. 648. In lieu of making such additions, improvements or alterations itself, the Company may, if it so desires, furnish to the Board the funds necessary therefor, in which case the Board will proceed to make such additions, improvements or alterations.

         (c) All such additions, improvements and alterations whether made by the Company or the Board shall become a part of the Project and shall be covered by the Mortgage; provided however, that any machinery, equipment, furniture or fixtures installed by the Company (not the Board) on the Project without expense to the Board and not constituting a part of the Leased Equipment or repairs, renewals or replacements of the Leased Equipment or the Plant may be removed by the Company at any time and from time to time while it is not in default under the terms of this Lease Agreement; and provided further that any damage to the Project occasioned by such removal shall be repaired by the Company at its own expense. The Company will not permit any mechanics or other liens to stand against the Project for labor or material furnished it in connection with any additions, improvements, alterations or repairs so made by it. The Company may, however, in good faith contest any such mechanics' or other liens and in



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such event may permit any such liens to remain unsatisfied and undischarged during the period of such contest and any appeal therefrom unless by such action the lien of the Mortgage on the Project or any part thereof, or the Project or any part thereof shall be subject to lose or forfeiture, in either of which events such mechanics' or other liens shall be promptly satisfied.

         (d) The Company may, also at its own expense, connect or "tie-in" walls and utility and other facilities located on the Leased Realty to other facilities owned or leased by it on real property adjacent to the Leased Realty or partly on such adjacent real property and partly on the Leased Realty but only if the Company furnishes the Board and the Trustee a certificate of a nationally recognized independent consulting engineering firm that such connection and "tie-in" of walls and facilities will not impair the operating unity of the Plant (that is, the operating unity of that portion of said Plant, as extended, that is located wholly within the boundary lines of the Leased Realty).

         Section 3.2 Taxes. Other Governmental Charges and Utility Charges. The Board and the Company acknowledge (a) that under present law no part of the Project owned by the Board will be subject to ad valorem taxation by the State of Alabama or by any political or taxing subdivision thereof and that under present law the income and profits (if any) of the Board from the Project are, not subject to either Federal or Alabama taxation, and (b) that these factors, among others, induce the Company to enter into this Lease Agreement. However, the Company will pay, as the same respectively become due, all taxes and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project or any machinery, equipment or other property installed or brought by the Company therein or thereon (including, without limiting the generality of the foregoing, any taxes levied upon or with respect to the income or profits of the Board from the Project which, if not paid, will become a lien on the Project prior to the lien of the Mortgage or a charge on the revenues and receipts therefrom prior to the charge thereon and pledge or assignment thereof to be created and made in the Mortgage), all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of


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the Project, and all assessments and charges lawfully made by any governmental body for public improvements that may be secured by lien on the Project; provided, that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Company shall be obligated to pay only such installments as are required to be paid during the term hereof. The foregoing provisions of this section shall be effective only so long as any part of the principal of or the interest on the Bonds remains outstanding and unpaid.

         The Company may, at its own expense and in its own name and behalf or in the name and behalf of the Board, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom unless by such action the title of the Board to any part of the Project shall be materially endangered or the Project or any part thereof shall become subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid prior to becoming delinquent. The Board will cooperate fully with the Company in any such contest.

         Section 3.3 Insurance. (a) The Company will cause the Project to be insured and at all times keep the Project insured, even during the construction thereof, against loss and/or damage to the Project, under a policy or policies in form and amount covering such risks as are ordinarily insured against by similar manufacturing plants, including, without limiting the generality of the foregoing, fire and other perils customarily covered by the extended coverage clause of fire insurance policies, windstorm, explosion, tornado, lightning, riots, strikes, civil commotion and malicious damage. The Company will pay all premiums on such insurance. All such policies shall be for the benefit of the Board, the Company and the Trustee as their interests shall appear, shall be made payable to the Trustee and shall be deposited with the Trustee, and the Trustee shall have the sole right to receive the proceeds from such policies and to collect and receipt for claims thereunder. All such insurance policies shall be taken out and maintained in generally recognized responsible insurance



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companies, each of which is qualified and authorized to assume the respective risks undertaken, and shall be in the amount of (a) the full insurable value of the Project, or (b) the amount required to pay the principal of and interest on the Bonds as they mature and come due, or (c) the redemption price thereof, whichever is less. No policy of insurance shall be so written that the proceeds thereof will produce less than the minimum coverage required by the preceding sentence, by reason of co-insurance provisions or otherwise, without the prior consent thereto in writing by the Trustee. In lieu of depositing the policy or policies of insurance with the Trustee, the Company may deposit with the Trustee a certificate or certificates of the respective insurers attesting the fact that such insurance is in force and effect. Prior to the expiration or cancellation of any such policy, the Company will furnish the Trustee satisfactory evidence that such policy has been renewed or replaced by another policy. The Company may insure under a blanket insurance policy or policies, and in the event the insurance coverage is by such blanket insurance coverage, it shall be sufficient to furnish to the Trustee a certificate or duplicate copy of each such blanket policy of insurance.

         (b) The Company shall also take out and at all times maintain and pay the premium on policies of insurance in generally recognized responsible insurance companies, each of which in qualified to assume the risks, for the benefit of the Trustee, the Board and the Company as their interest may appear, against liability for injuries to persons and property or death or accidental injuries occurring on or about the Project, or in or about adjoining streets and passageways, in the minimum amount of $100,000 liability to any one person for personal injury or death, $25,000 liability to any one person for property damage, and $500,000 liability for any one accident. Such insurance shall be provided from the date any of the Bonds are sold and delivered by the Board and shall be effective while the Project is being constructed as well as thereafter during the entire term of the lease. The insurance policies or certificates evidencing the same shall be filed with the Trustee so long as any of the Bonds shall be outstanding and thereafter with the Board. Such policies or certificates shall be


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filed with the Trustee on or before the delivery and sale of any of the Bonds.
Such insurance may also be provided under a blanket insurance policy or policies as hereinabove provided.

         Section 3.4 Advances by Board or Trustee. In the event the Company fails to take out or maintain the full insurance coverage required by this Lease Agreement, fails to pay the taxes and other charges referred to in Section 3.2 hereof at or prior to the time they are there required to be paid, or fails to keep the Project in as reasonably safe condition as its operating conditions permit and the Plant, the Leased Equipment and the other improvements located on the Leased Realty in good order and repair, the Board or the Trustee, after first notifying the Company of any such failure on its part, may (but shall not be obligated to) take out the required policies of insurance and pay the premiums on the same, pay such taxes or other charges or make such repairs, renewals and replacements as may be necessary to maintain the Project in as reasonably safe condition as the Company's operations permit and the Plant, the Leased Equipment and the other improvements located on the Leased Realty in good order and repair, respectively; and all amounts so advanced therefor by the Board or the Trustee shall become an additional obligation of the Company to the Board or to the Trustee, as the case may be, which amounts, together with interest thereon at the rate of 6% per annum from the date thereof, the Company will pay. Any remedy herein vested in the Board or the Trustee for the collection of the rental payments shall also be available to the Board and the Trustee for the collection of all such amounts so advanced.

         Section 3.5 Indemnity of Board. The Board shall not be liable for any damage or personal injury to the Company, its officers, employees or the public, caused by or growing out of any breakage, leakage, getting out of order, or defective condition of any water or sewer pipe, fixtures, toilets, plumbing, electric wires, gas pipes, apparatus, or connections, or machinery or equipment or any of them, on the Leased Realty, or caused by or growing out of any defects in the Project or any part thereof, even if such defect occurred or existed prior to the delivery of possession of the Leased Realty and the Project to the Company. The


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Company shall save the Board harmless from any action, suit, judgment, or liability against the Board on account of any defects in the condition of the premises for any personal injury or property damage occasioned or claimed to have been occasioned thereon or thereby and shall defend the Board against all such claims at Company's expense. The Board shall promptly notify Company of any and all such claims and shall cooperate with the Company in the defense thereof. Failure of the Board to notify the Company of such claim within time to permit the Company to defend against such claim will release the Company of the liability to defend against such claim.


                                   ARTICLE IV

                          Provisions Respecting Damage,
                          Destruction and Condemnation

         Section 4.1. Damage and Destruction Provisions. In the event that the Project is destroyed or damaged, by whatever cause, the Company shall have the option (a) to continue to pay the rent and to cause the Project to be repaired or rebuilt in the same condition and value as immediately preceding the event causing such loss, or (b) to pay to the Trustee for the account of the Bond and Interest Fund, held by the Trustee under the Mortgage, a sum which, when added to all insurance proceeds which the Trustee has collected on account of such destruction or damage, shall be sufficient to pay the principal of and interest on the Bonds as they mature and come due or to redeem the same. In the event that the Company shall elect to cause the Project to be repaired or rebuilt, the Company shall continue to make the rental payments provided for in this Lease Agreement shall cause an estimate to be made of the expense of repairing and rebuilding the Project in the same condition and value as immediately preceding the event causing such loss, by a capable and reputable architect or engineer, or both, acceptable to the Board and the Trustee, and the Company shall forthwith pay to the Trustee for the account of the Construction Fund the amount by which such estimate exceeds the insurance proceeds collected by the Trustee on account of such damage or destruction; and the Company shall forthwith proceed with all practicable dispatch to cause the Project to be repaired and rebuilt in the same condition and value as immediately preceding the event causing such loss, and the Board shall cause the expenses thereof to be paid by the Trustee out of the Construction Fund, as in the Mortgage provided. If the actual cost of repairing and rebuilding the Project shall exceed the amount available therefor in the Construction Fund, the Company shall pay any deficiency from its own funds. In the event that the Company shall elect not to cause the Project to be repaired or rebuilt, the Company shall forthwith pay to the Trustee a sum of money which, when added to the insurance proceeds, will be sufficient to pay the principal of and interest on the Bonds an they mature and come due or to redeem the same; and upon the payment or retirement of all Bonds and interest thereon and all other obligations under the Mortgage, the Basic Rent for the Primary Term of the lease shall abate. Payment to the Trustee of insurance proceeds in excess of the amounts used to repair or rebuild the Project in the same condition and value as immediately preceding the event causing the loss or destruction, or if insurance proceeds are paid to the Trustee to pay or redeem the Bonds, shall be credited as follows:

         (1) To the abatement of Basic Rents which will thereafter be due and payable as herein provided and the latest installment thereof shall be first abated; and when all Bonds and interest thereon shall have been paid in full, whether at maturity or by call for prior redemption, and all other obligations under the Mortgage, including the payment of the Trustee's fees, charging and expenses, shall have been paid and discharged,

         (2) The Company shall be entitled to the excess, if any, then remaining uncredited.

         Section 4.2 Condemnation Provisions. In the event the Project and the Leased Realty or any part of either shall be taken under the exercise of the power of eminent domain, the award of compensation, except such portion as is allocable to the Company for damages, shall be paid to the Trustee to be applied to the payment of principal of and interest on all Bonds then outstanding or to redeem the same, with any excess to be paid to the Board, unless the Company shall have notified the Board of its desire to utilize the award for the purpose of adapting the Project to Company's continued use. In the event Company elects to cause the Project to be repaired or rebuilt for its continued use, the Company shall continue to make the rental payments provided for in this Lease Agreement and shall cause an estimate to be made of the expenses of such work by a capable and reputable architect or engineer, or both, acceptable to the Board and the Trustee, and the Company shall, prior to the commencement of construction, pay to the Trustee for the account of the Construction Fund the amount, if any, by which such estimate exceeds the condemnation award; and Company shall forthwith proceed with all practicable dispatch to cause the Project to be repaired or rebuilt as aforesaid, and the Board shall cause the expenses thereof to be paid by the Trustee out of the Construction Fund. If the cost of repairing or rebuilding the Project exceeds the amount available therefor in the Construction Fund, the Company shall pay any deficiency from its own funds. In the event Company elects to redeem the outstanding Bonds and the award (or portion thereof after use by the Company as above provided) is insufficient to pay or redeem all outstanding Bonds, the Company shall either
(a) pay to the Trustee, for the account of the Bond and Interest Fund held by the Trustee under the Mortgage, a sum which, when added to the proceeds of the condemnation award which shall be paid to the Trustee, shall be sufficient to pay the principal of and interest on the Bonds as they mature and come due or to redeem the same, or (b) continue to occupy the Leased Realty or any part thereof then remaining and cause the Board to apply the proceeds of the award of condemnation paid to the Trustee to the redemption of Bonds, whereupon the basic rental payments will be reduced to the amount required to pay the principal of and interest on the remaining outstanding Bonds as such principal and interest become due and payable.


                                   ARTICLE V

                   Certain Provisions Relating to Assignment,
                   Subleasing and Mortgaging and to the Bonds

         Section 5.1 Provisions Relating to Assignment and Subleasing. The Company may assign this Lease Agreement, and may sublet the Project or any part thereof, without the necessity of obtaining the consent of either the Board or the Trustee. No such assignment or subleasing shall, however, in any way relieve the Company from primary liability for any of its obligations hereunder, and in the event of any such assignment or subleasing the Company shall continue to remain primarily liable for payment of all rentals herein provided to be paid by it and for performance and observance of the other agreements and covenants on its part herein provided to be performed and observed by it.

         Section 5.2 Mortgaging of Project by Board. The Board may mortgage the Project to the Trustee as security for the payment of the Bonds, subject to this Lease Agreement (which shall be superior to the Mortgage), all as provided in the Mortgage, and may assign its interest in and pledge any monies receivable under this Lease Agreement to the Trustee an security for payment of the principal of and the interest on the Bonds. The Board may in the Mortgage obligate itself to follow the instructions of the Trustee or the holders of the Bonds or a certain percentage thereof in the election or pursuit of any remedies herein vested in it. In the event the Board's interest in this Lease Agreement is so assigned and pledged to the Trustee, the Trustee shall have all rights and remedies herein accorded the Board and any reference herein to the Board shall be deemed, with the necessary changes in detail, to include the Trustee, and the Trustee and the holders of the Bonds shall be deemed to be third party beneficiaries of the covenants and agreements of the Company herein contained. Subsequent to the issuance of the Bonds and prior to their payment in full, the Board and the Company shall have no power to modify, alter, amend or terminate this Lease Agreement without the prior written consent of the Trustee and then only as provided in the Mortgage, provided that the Board and the Company may, without any such consent, make such modifications, alterations and amendments of this Lease Agreement an are specifically authorized in or contemplated by this Lease Agreement or the Mortgage. The Board will not amend the Mortgage or any mortgage supplemental thereto without the prior written concent of the Company. Neither, the Board nor the Company will unreasonably withhold any consent herein or in the Mortgage required of either of them. The Company shall not be deemed to be a party to the Mortgage or the Bonds issued thereunder and reference in this Lease Agreement to said Mortgage and Bonds shall not impose any liability or obligation upon the Company other than its specific obligations and liabilities undertaken in this Lease Agreement.

         Section 5.3 Redemption of Bonds. It is understood and agreed by the parties hereto that the amount necessary to redeem Bonds shall include, in addition to the redemption price, all expenses necessary to effect the redemption and interest on the Bonds to be redeemed to the next ensuing date on which they can be redeemed, and, if all Bonds are redeemed, all other obligations under the Mortgage, including the Trustee's fees, charges and expenses. Any payment made by the Company to be applied to the redemption of Bonds shall be made at least 45 days prior to the proposed redemption date and at the time of such payment the Company shall notify the Board, the Trustee and the original purchasers of the Bonds, in writing, as to the purpose of such payment, and the Board, upon receiving such notice, shall be obligated and hereby agrees to take all necessary action to have the payment made by Company for the purpose of redeeming Bonds applied to the redemption of as many Bonds as such payment will permit under the Bond redemption provisions of the Bonds and the Mortgage.

         Section 5.4 References to Bonds Ineffective after Bonds Paid. Upon full payment of the Bonds, all references in this Lease Agreement to the Bonds and the Trustee shall be ineffective and neither the Trustee nor the holders of any of the Bonds shall thereafter have any rights hereunder, saving and excepting those that shall have theretofore vested. For purposes of this Lease Agreement, the Bonds shall be deemed fully paid:

         (a) If there is on deposit in the Bond and Interest Fund a total amount sufficient to pay the principal of all the then outstanding Bonds plus the interest due thereon until and at their respective maturities and provision for payment of all Trustee's and paying agents' fees, accured and to accrue, has been made in a manner satisfactory to the Trustee and such paying agents, or

         (b) if there have been irrevocable deposited with the Trustee (i) monies sufficient to pay, redeem and retire all the then outstanding Bonds (including, without limitation, principal, premium, interest to maturity or earliest practicable redemption date, as the case may be, expenses of redemption and Trustee's and paying agents' fees), and (ii) evidence satisfactory to the Trustee that all redemption notices required by the Mortgage have been duly given by the Board or irrevocable powers authorizing the Trustee to give such redemption notices.

         In the event the Bonds are fully paid prior to the last maturity thereof, or an amount sufficient to pay, redeem and retire all the then outstanding Bonds including principal, premium, interest to maturity or earliest practicable redemption date (as the case may be), expenses of redemption and Trustee's and paying agents' fees have been irrevocably deposited with the Trustee in the Bond and Interest Fund for such purpose, the Company shall be entitled to use and occupancy of the Project from the date of such payment until the expiration of the Primary Term without the payment of any further Basic Rent but otherwise on all the same terms and conditions hereof. If, after full payment of the Bonds, there is any surplus remaining in the Bond and Interest Fund, the Board will promptly pay such surplus to the Company.

                                   ARTICLE VI

                       Particular Covenants of The Company

         Section 6.1 General Covenants. The Company will not do or permit anything to be done on or about the Project that will affect, impair or contravene any policies of insurance that may be carried on the Project or any part thereof against loss or damage by fire, casualty or otherwise. The Company will, in the use of the Leased Realty and the Plant, the public ways abutting the same and the Leased Equipment, comply with all lawful requirements of all governmental bodies.

         Section 6.2 Inspection of Project. The Company will permit the Board, the Trustee, any holder of not less than $50,000 principal amount of Bonds and their duly authorized agents, (subject to the restrictions and requirements imposed by contracts with the United States Government or agencies thereof, or by subcontracts governed by such contracts, being performed by the Company, or its subtenant or subtenants, in any part of the Leased Realty or the Project, at all reasonable times to enter upon, examine, inspect and photograph the Leased Realty, the Leased Equipment, the Plant and the Project; and in the event of default as hereinafter provided, the Company will permit any nationally recognized firm of certified public accountants designated by the Trustee, to have access to, inspect, examine and make copies of the books and records, accounts and data of the Company.

         Section 6.3 Special Covenants. In order that the Board may be reasonably assured of the full payment of rent over the full primary term of the Lease,

         (a) The Company shall install and maintain proper books of record and account, in which full and correct entries shall be made in accordance with standard accounting practice, of all business and affairs of the Company, and shall furnish to the Board, to the Trustee and to the original purchasers of the Bonds quarterly and annual balance sheets and income and expense statements showing, respectively, in reasonable detail, the financial condition of the Company at the close of each such period and its financial operations during each such period. The annual balance sheet and income and expense statement shall be certified in accordance with the standard form of opinion adopted by the American Institute of Accountants, by a certified public accountant who is a member of the said American Institute of Accountants and against whom the Trustee makes no reasonable objection. The profit and loss statements shall accurately reflect gross income and the net earnings of the Company.

         (b) The Company will at all times keep an office or agency in the City of Decatur, State of Alabama, where notices, requests and demands in respect of this Lease Agreement may be served, and it will in writing notify the Board and the Trustee of the location of each such office or agency. In default of any such office or agency or such notification thereof, such notices, requests and demands may be served at the principal office of the Trustee.

         (c) The Company will duly pay and discharge all taxes, assessments and other governmental charges and liens lawfully imposed upon the Leased Reality and the Project and upon the properties of the Company, provided, how-ever, the Company shall not be required to pay any taxes, assessments or other governmental charges so long as in good faith it shall contest the validity thereof by appropriate legal proceedings.

         (d) the Company will maintain and preserve its Certificate of Incorporation or Charter and its corporate existence and organization, and its authority to do business in the State of Alabama, and will not voluntarily dissolve without first discharging its obligations under this Lease Agreement, and will comply with all valid laws, ordinances, regulations and requirements applicable to it or to its property and the Project.

         (e) The Company will not merge or consolidate with any other corporation and will not transfer or convey all of its property, assets and licenses, or any substantial portion thereof, except (i) upon terms and conditions that will fully protect the interest of the Board and the holders of the Bonds, and (ii) upon the execution and delivery to the Board and to the Trustee of an agreement supplemental hereto which will obligate the successor corporation or transferee to assume and perform and abide by all the terms and conditions of this Lease Agreement. In case the Company or any successor corporation or transferee shall be consolidated or merged with or into any other corporation or shall make a conveyance, as permitted under the provisions of this subsection, the corporation formed by or resulting from such consolidation or merger, or the transferee to which such conveyance shall have been made as aforesaid, upon complying with the provisions of this subsection, shall succeed to and be substituted for the Company with the same force and effect as if it had been named in and had executed this Lease Agreement as a party thereto, and shall have and possess and may exercise, subject to the terms and conditions of this Lease Agreement and of the Mortgage, each and every power, authority and right herein reserved to and conferred upon the Company. The term "Company" includes and means, unless the context otherwise requires, not only the Fruehauf Trailer Company but also any such successor corporation or transferee. The supplemental Lease Agreement provided for in this subsection shall never be construed as a novation, alteration or amendment of or to this Lease Agreement, but as part of this Lease Agreement and pursuant to its terms, and nothing herein contained shall be construed as authorizing or permitting the execution of any agreement which shall impair, or have the effect of impairing, the obligations intended to be imposed upon the Company by this Lease Agreement, and no such consolidation, merger or conveyance, and no such Lease Agreement or assumption of obligations, shall release the Company from its liability under this Lease Agreement or from the covenants in this Lease Agreement.

                                     ARTICLE VII

                         Events of Default and Remedies

         Section 7.1 Events of Default Defined. The following shall be "events of default" under this Lease Agreement, and the terms "events of default" or "default" shall mean, whenever they are used in this Lease Agreement, any one or more of the following events:

         (a) Failure to pay any installment of Basic Rent that has become due and payable by the terms of this Lease Agreement;

         (b) Failure of the Company to perform any of its obligations under this Lease Agreement or to duly observe any covenant, condition or agreement on its part required to be performed, provided such failure shall have continued for a period of thirty days after written notice by the Board of the Trustee specifying such non-performance or breach and requiring the same to be remedied, unless the Trustee shall have agreed in writing to an extension of such time prior to its expiration;

         (c) The filing of a voluntary petition in bankruptcy or the commission of any act of bankruptcy by the Company, or the adjudication of the Company as a bankrupt, or the making by the Company of an assignment for the benefit of creditors, or the appointment by final order, judgment or decree of a court of competent jurisdiction of a receiver for the whole or any substantial part of the properties of the Company, provided such receiver shall not have been removed or discharged within sixty days of the date of his qualification, unless the Trustee shall have agreed in writing to an extension of the time within which to remove or discharge said receiver.

         Section 7.2 Remedies on Default. Whenever any such event or default shall have happened and be continuing, the Board of the Trustee may take any of the following remedial steps:

         (a) The Board or the Trustee may, at their option, declare all installments of Basic Rent payable under this Lease Agreement for the remainder of the Primary Term immediately due and payable;

         (b) The Board or the Trustee may reenter and take possession of the Leased Realty, exclude the Company from possession thereof and rent the same for the account of the Company;

         (c) The Board or the Trustee may, at their option. terminate the Lease Agreement, exclude the Company from possession of the Leased Realty and. if the Board or Trustee elect so to do, lease the same for the account of the Board, holding the Company liable for all rent due up to the date such lease is made for the account of the Board;

         (d) The Board or the Trustee may take whatever action at law or in equity may appear necessary or desirable to collect the rent then due, whether by declaration or otherwise, or to enforce any obligation or covenant or agreement of the Company under this Lease Agreement or by law.

         Section 7.3 No Remedy Exclusive. No remedy herein conferred upon or reserved to the Board or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Lease Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Board or the Trustee to exercise any remedy reserved to it in this Article VII, it shall not be necessary to give any notice, other than such notice as is herein expressly required.

         Section 7.4 Agreement to Pay Attorneys' Fees. In the event the Trustee (in its own name or in the name and behalf of the Board) files court proceedings to collect Basic Rent due hereunder or to enforce any other obligation, covenant, agreement, term or condition of this Lease Agreement, the Company will pay to the Trustee reasonable attorneys' fees and other expenses so incurred by the Trustee in connection with such court proceedings.

                                  ARTICLE VIII

                                    Options

         Section 8.1 Option to Renew. If the Company pays the rental herein reserved to the Board and is not otherwise in default hereunder, it shall have the right and option, herein granted by the Board, to renew the Primary Term for a period of twenty (20) additional years from midnight of April 30, 1983 (that is. for an additional term expiring on midnight of April 30, 2003) by giving written notice of such renewal to the Board at least sixty (60) days prior to the expiration of the Primary Term. The cash rental payable by the Company during any such renewal term shall be the sum of $20,000.00 per year, payable annually in advance, but otherwise all the terms and conditions herein contained shall apply during such renewal term.

         Section 8.2 Options to Terminate. The Company shall have, if it is not in default hereunder, the following options to cancel or terminate the term of this Lease Agreement:

         (a) At any time prior to full payment of the Bonds. the Company may terminate this Lease Agreement by paying to the Board and the Trustee, as additional or prepaid rental, in bankable funds an amount which. when added to the amount on deposit in the Bond and Interest Fund. will be sufficient to pay, retire and redeem all the outstanding Bonds in accordance with the provisions of the Mortgage (including, without limiting the generality of the foregoing, principal, interest to maturity or earliest practicable redemption date, as the case may be, premium, expenses of redemption and Trustee's and paying agents'
fees);

         (b) After full payment of the Bonds, the Company may terminate this Lease Agreement as of any then succeeding anniversary date by giving the Board notice in writing not less than one hundred eighty (180) days prior to the anniversary date on which such termination is to become effective.

                                   ARTICLE IX

                       Release of Unimproved Leased Realty

         Section 9.1 Any part of the Leased Realty may be released from the provisions of this Lease Agreement and the lien of the Mortgage subject to compliance with the terms, provisions and conditions of this section. Such release shall be effected in the following manner:

         (a) The Company shall deliver to the Board and to the Trustee its certificate (i) describing the Leased Realty to the released, which property to be released shall not include any existing building or structure except rights granted in party walls, the right to "tie into" existing utilities, the right to connect and join any building, structure or improvement with existing structures, facilities and improvements on the Leased Realty, and the right of ingress or egress to and from the public highway which shall not interfere with the use and occupancy of existing structures, improvements and buildings, (ii) describing the buildings, structures, or improvements to be erected on the property to be released and (iii) stating that such buildings, structures or improvements are necessary to the productivity of the Company's business and
(iv) requesting that the property be so released.

         (b) The Company shall also deliver to the Board and to the Trustee a certificate by an architect registered in the State of Alabama with experience in the design and construction of industrial buildings and structures reasonably satisfactory to the Trustee certifying that the buildings, structures or improvements described in the above certificate by the Company can be constructed on the real property to be released and will not unreasonably interfere with the use and occupancy of the existing buildings, structures and improvements on the Leased Realty, and

         (c) The Company shall pay to the Board, or if any Bonds are outstanding, to the Trustee, an amount equal to the original cost of the Leased Realty to be released (calculated on the basis of the average per acre cost thereof to the

Board) plus an additional sum equal to One Hundred Dollars ($100.00) for each twelve months period between May 1, 1963, and the date of the release multiplied by the number of acres to be released.

         (d) The written consent of the Board to the release of such Realty shall be delivered to the Company and to the Trustee which consent shall not be unreasonably withheld if the two certificates hereinabove referred to have been furnished and the Board does not have reasonable cause to believe any statement set forth in any of said certificates are incorrect. Any realty so released from this Lease Agreement and the lien of the Mortgage shall be the unencumbered realty of the Board and may be leased by it under separate lease, may be mortgaged by it under separate mortgage which may be a first lien thereon and may be held. conveyed and otherwise used for any of the purpose or purposes for which the Board is incorporated subject to such terms and provisions as may be agreed upon between the Company and the Board. No release or releases effected under the provisions of this section of any realty shall affect the liability or the obligation of the Company for the payment of Basic Rent in the amounts and at the times provided in this Lease Agreement and there shall be no abatement or adjustment in the Basic Rent by reason of the release of any such realty and the obligation and the liability of the Company shall continue in all respects as provided in this Lease Agreement, excluding, however, any realty so released.

                                   ARTICLE X

                                  Miscellaneous

         Section 10.1 Covenant of Quiet Enjoyment, Surrender of Project. So long as the Company performs and observes all the covenants and agreements on its part herein contained, it shall peaceably and quietly have, hold and enjoy the Project during the Primary Term, subject to all the terms and provisions hereof. At the end of the term hereof, or upon any prior termination of this Lease Agreement, the Company will surrender possession of the Project peaceably and promptly to the Board in good order and repair, loss by fire or other casualty and ordinary wear and tear only excepted.

         Section 10.2 Representations. The Company represents that it has corporate power to enter into this Lease Agreement and to perform all acts herein required to be performed by it and that its execution and delivery hereof have been duly authorized by all necessary corporate action. The Board represents that it has corporate power to enter into this Lease Agreement and that its execution and delivery hereof have been duly authorized by all necessary corporate action.

         Section 10.3 Retention of Title to Project by Board, Grant of Utility Easements and "Tie-In" of Utility Facilities. The Board will not itself sell, convey or otherwise dispose of all or any part of the Project during the term of this Lease Agreement without the prior written consent of the Company. Neither will the Board dissolve or do anything that will result in the termination of its corporate existence. The Board will, however, grant such utility and other similar easements over, across or under the Leased Realty as shall be requested by the Company and as are necessary or convenient for the efficient operation of the Project. The Board will also, upon request of the Company, (a) grant such utility and other similar easements over, across or under the Leased Realty as shall be necessary or convenient for the furnishing of utility and other similar services to real property adjacent to or near the Leased Realty and owned or leased by the Company. provided that such easements shall not adversely affect the operations of the facilities forming a part of the Project, and (b) in addition to the rights granted the Company in subsection (d) of Section 3.1 hereof, permit any utility and other similar facilities serving the Project to be "tied-into" utility and other similar facilities serving real property adjacent to or near the Leased Realty and owned or leased by the Company, provided that such "tie-in" shall not adversely affect the operation of the facilities forming a part of the Project and shall be so effected as to be subject to prompt disconnection at minimum expense.

         Section 10.4 This Lease a Net Lease. The Company recognizes, understands and acknowledges that it is the intention hereof that this Lease be a net lease and that all the Basic Rent be available for payment of debt service on the Bonds. This Lease Agreement shall be construed to effectuate such intent.

         Section 10.5 Installation of New Equipment By Board In the event that at any time the Company desires to install in the Project additional machinery and equipment the Board will, on request of the Company and upon being furnished by the Company with the necessary funds, purchase and install in the Project such additional machinery and equipment, which shall then become and constitute a part of the Project, subject to the lease hereof.

         Section 10.6 Notices. All notices hereunder shall be sufficient if sent by United States registered or certified mail, postage prepaid, addressed, if to the Board, at Decatur, Alabama; if to the Company, Detroit 32, Michigan (Attention, President), with a duplicate copy to the address of the Project; and if to the Trustee, Decatur, Alabama (Attention, Trust Officer). The Board, the Company and the Trustee may, by like notice, designate any further or different addresses to which subsequent notices shall be sent.

         Section 10.7 Prior Agreements Cancelled. This Lease Agreement shall completely and fully supersede all other prior agreements, both written and oral, between the Board and the Company relating to the construction of the Plant, the purchase and installation therein of the Leased Equipment. the leasing of the Project and any options to renew. No party to any such prior agreement shall hereafter have any rights thereunder but shall look solely to this Lease Agreement for definition and determination of all of its rights, liabilities and responsibilities relating to the construction of the Plant, the purchase and installation therein of the Leased Equipment, the leasing of the Project and any options to renew.

         Section 10.8 Board's Liabilities Limited. It is understood and agreed by and between the parties hereto that this Lease Agreement is entered into under and pursuant to the provisions of the aforesaid Act No. 648, adopted at the 1949 regular session of the Legislature of the State of Alabama and that no provision of this Lease Agreement shall be construed so as to give rise to a pecuniary liability of the Board or a charge against its general credit. All obligations of the Board arising in connection with this Lease Agreement are limited to the proper application of the proceeds of the sale of the Bonds and revenues and receipts of the Project.

         Section 10.9 Binding Effect. This Lease Agreement shall inure to the benefit of, and shall be binding upon, the Board, the Company and their respective successors and assigns.

         Section 10.10 Severability. In the event any provision of this Lease Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         Section 10.11 Article and Section Captions. The article and section headings and captions contained herein are included for convenience only and shall not be considered a part hereof or affect in any manner the construction or interpretation hereof.

         IN WITNESS WHEREOF, the Board and the Company have caused this Lease Agreement to be executed in their respective corporate names, have caused their respective corporate seals to be hereunto affixed, and have caused this Lease Agreement to be attested, all by their duly authorized officers, and have caused this lease agreement to be dated as of May 1, 1963.

                                     THE INDUSTRIAL DEVELOPMENT
                                     BOARD OF THE CITY OF DECATUR

                                     By /s/ F.W. TROUP
                                       --------------------------------------
                                       Chairman of its Board of Directors

  [SEAL]


Attest::

 /s/ [ILLEGIBLE]
---------------------------------
         Its Secretary

                                     FRUEHAUF TRAILER COMPANY




                                     By /s/ W.E. GRACE
                                       --------------------------------------
                                       Its President

  [Seal]


Attest:

 /s/ [ILLEGIBLE]
---------------------------------
          SECRETARY

STATE OF ALABAMA      )
                      )  ss.
COUNTY OF JEFFERSON   )

         I, the undersigned Notary Public in and for said County in said State, hereby certify that F. W. Troup whose name as Chairman of/the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF DECATUR, a public corporation and instrumentality under the laws of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation and instrumentality.

         Given under my hand and official seal of office this 13 day of May, 1963.

                                              /s/ [ILLEGIBLE]
                                             ------------------------------
                                                    Notary Public
                                             (My Commission Expires 2-8-64)

[NOTARIAL SEAL]

STATE OF MICHIGAN    )
                     )   ss.
COUNTY OF WAYNE      )


         I, the undersigned Notary Public in and for said County in said State, hereby certify that W. E. Grace, whose name as President of FRUEHAUF TRAILER COMPANY, organized under the laws of the State of Michigan, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said company.

         Given under my hand and official seal of office this 10th day of May, 1963.

                                         /s/ D.L. ACREE
                                        ------------------------------
 NOTARIAL SEAL                                  Notary Public
                                        (My Commission Expires Oct. 15, 1963)

                                          D.L. ACREE
[SEAL]                                    Notary Public, Wayne County, Michigan
                                          My Commission Expires Oct. 15, 1963

                                   EXHIBIT A

                         to this Lease Agreement is the Mortgage
                         and Indenture of Trust by and between
                         The Industrial Development Board of the
                         City of Decatur and State National Bank
                         of Decatur, dated as of May 1, 1963,
                         which is recorded in Volume 709, pages 568 et seq., in the office of the Judge of Probate of Morgan County, Alabama.


                     [STAMP]                                    [STAMP]

STATE OF ALABAMA  )

COUNTY OF MORGAN  )                  SUPPLEMENTAL LEASE AGREEMENT

         SUPPLEMENTAL LEASE AGREEMENT between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF DECATUR, a public corporation and instrumentality under the laws of the State of Alabama (herein called the "Board") and FRUEHAUF CORPORATION, whose name was changed from Fruehauf Trailer Company, a corporation organized and existing under the laws of the State of Michigan and authorized to do business in the State of Alabama (herein called the "Company").

                                 R E C I T A L S

         WHEREAS, the Board and the Company have heretofore entered into a Lease Agreement dated May 1, 1963 (the "Lease Agreement") recorded in the office of the Judge of Probate of Morgan County in Deed Book Volume 709, pages 630 et seq., with respect to certain real property (the "Leased Realty"), an aluminum rolling mill and fabricating plant (the "Plant") and machinery and equipment (the "Leased Equipment"), which realty, plant, machinery and equipment and improvements are together therein called the Project; and

         WHEREAS, the Project was acquired by the Board from the proceeds of the sale of $5,700,000 principal amount of its First Mortgage Industrial Revenue Bonds dated May 1, 1963, issued under and secured by a Mortgage and Indenture of Trust dated May 1, 1963, between the Board and the State National Bank of Decatur, as trustee, whose name has been changed to State National Bank of Alabama, recorded in the office of the Judge of Probate of Morgan County in Mortgage Book Volume 709a pages 568 et seq.( the "Mortgage"); and

         WHEREAS, Section 1.5 of the Lease Agreement provides that, upon completion of the construction of the Plant and the purchase and installation of the Leased Equipment therein, the Board will, on written request of the Company or the Trustee Under the Mortgage, enter into a supplemental agreement with the Company identifying the items of Leased Equipment installed in the Plant and confirming the lease thereof to the Company thereunder; and

         WHEREAS, the construction of the Plant and the purchase and installation of the Leased Equipment therein has been completed and the Company and the Trustee has each requested the Board in writing to enter into a supplemental agreement with the Company identifying the items of Leased Equipment installed in the Plant and confirming the lease thereof to the Company under the Lease Agreement.

         NOW, THEREFORE, THIS SUPPLEMENTAL AGREEMENT:

         1. The Leased Equipment consists of the following items which may be further identified by the following Serial Numbers physically attached thereto by the Company in the manner hereinafter referred to:

Serial
Number                                      Item
------                                      ----

1-63A Continuous casting line for casting sheets 58 inches wide, and including a 50,000 pound capacity melting furnace

2-63A Continuous casting line for casting sheets 58 inches wide, and including a 50,000 pound capacity melting furnace

3-63A           Marinite tip milling machine and drying oven

4-63A Rolling mill for processing sheets 60 inches wide, together with electric motor for power drive

5-63A           Cut-to-length line

6-63A           Cleaning and leveling line

7-63A Double paint coat line for continuous painting of 56 inch aluminum coil, including cleaning tanks, baking oven and paint storage tanks

8-63A           Slitting line for slitting materials up to 56 inches wide

9-63A           Squaring shears for cutting sheets 144 inches wide

10-63A          Roll Grinder

11-63A          Annealing furnace with 80,000 pound capacity

12-63A          Annealing furnace with 80,000 pound capacity

13-63A          C02 gas generator

14-63A          Cooling towers

15-63A          Propane standby equipment

16-63A          Air compressor

17-63A          Truck scales

         2. The Company warrants and represents that it has plainly, distinctly, permanently and conspicuously placed and fastened on each of the aforesaid items of Leased Equipment a metal plate, readily visible, bearing the following words:
"This equipment is the property of The Industrial Development Board of the City of Decatur, subject to the Mortgage and Indenture of Trust dated May 1, 1963, Serial No.___", and that the respective serial numbers set forth in paragraph 1 of this Supplemental Lease Agreement appear on each such metal plate. In case any such plate shall at any time be removed, defaced or destroyed, the Company covenants and agrees that it will immediately cause the same to be restored and replaced.

         3. The Leased Equipment has been installed in the Plant as shown on the following plat or drawing of the Plant and the location of each item on said plat or drawing is identified by the respective serial number of such item:

                                     [MAP]

         4. The Board does hereby confirm the lease of the above-described Leased Equipment to the Company under the Lease Agreement.

         IN WITNESS WHEREOF, the Board has caused this Supplemental Lease Agreement to be executed in its name and on its behalf by the Chairman of its Board of Directors and its corporate seal to be hereunto affixed and attested by its Secretary, and the Company has caused this Supplemental Lease Agreement to be executed in its name and on its behalf by one of its officers and its corporate seal to be hereunto affixed and attested by one of its officers, all as of the 12 day of June, 1964.



                                    THE INDUSTRIAL DEVELOPMENT BOARD OF
                                    THE CITY OF DECATUR

                                    By /s/ F.W. TROUP
                                      --------------------------------------
                                      Chairman of its Board of Directors
                                                F.W. Troup


  [Seal]


  Attest: /s/ [ILLEGIBLE]
       ---------------------------------
              Secretary



                                    FRUEHAUF CORPORATION

                                    By /s/ W. E. GRACE
                                       -------------------------------------

                                       Its      President
                                          ----------------------------------


  [Seal]


  Attest: /s/ [ILLEGIBLE]
         ---------------------------------

      Its     Secretary
         ---------------------------------

STATE OF ALABAMA      )
                      )  ss.
COUNTY OF MORGAN      )


         I, the undersigned Notary Public in and for said County in said State, hereby certify that F. W. Troup whose name as Chairman of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF DECATUR, a public corporation and instrumentality under the laws of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being Informed of the contents of the within instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation and instrumentality.

         Given under my hand and official seal of office this 11th day of June, 1964.

[SEAL]


                                                    /s/ [ILLEGIBLE]
                                                 ----------------------------
                                                        Notary Public

NOTARIAL SEAL

My commission expires: July 6th, 1966


STATE OF MICHIGAN   )
                    )   ss.
COUNTY OF WAYNE     )

         I, the undersigned Notary Public in and for Macomb County in said State, hereby certify that W.E. GRACE, whose name as President of FRUEHAUF CORPORATION, organized under the laws of the State of Michigan, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal of office this 8th day of June, 1964.


                                                    /s/ ALICE L. SWIDERSKI
                                                 ----------------------------
                                                        Notary Public

NOTARIAL SEAL
                        ALICE L. SWIDERSKI
                                                           [STAMP]
My commission expires:    Jan. 28, 1968

STATE OF ALABAMA   )
                   )
COUNTY OF MORGAN   )

         THIS AGREEMENT entered into by and between The Industrial Development Board of the City of Decatur, a public corporation and instrumentality under the laws of the State of Alabama (the "Board") and Fruehauf Corporation, a corporation organized and existing under the laws of the State of Michigan and authorized to do business in the State of Alabama, formerly Fruehauf Trailer Company, the name of which corporation has been changed to Fruehauf Corporation (the "Company"), on and as of April 30, 1983, WITNESSETH THAT:

                                R E C I T A L S

         As of May 1, 1963, the Board and the Company entered into a lease agreement which is recorded in the Office of the Judge of Probate of Morgan County, Alabama, in Book 709, at Pages 630, et seq., to which reference is here made for the description of the property leased thereby. On May 21, 1963, the Board sold and conveyed to the Company an option to purchase the premises described and referred to in said lease of May 1, 1963, at and for the sum of Thirty Thousand and no/100 Dollars ($30,000.00), at such time as no further rent was payable for the original term of said lease. Said lease contained an option to renew the primary term thereof for a period of twenty additional years from midnight of April 30, 1983, at a cash rental payable by the Company during such renewal term in the sum of Twenty Thousand and no/100 Dollars ($20,000.00) per year, payable annually in advance, but otherwise under all of the terms and conditions therein contained. As of May 1, 1964, a part of the land described in said lease of May 1, 1963, was released from that lease and was released from said option of May 21, 1963, to the Company and a lease agreement of such part of said property so released was entered into between the Board and the Company, dated as of May 1, 1964, and which is recorded in the Probate Office of Morgan County, Alabama, in Book 727, at Pages 797, et seq., to which reference is here made for the description of the property so released from the May 1, 1963 lease and the May 21, 1963 option. The Company has notified the Board that it desires to renew the lease of May 1, 1963, as to the property described therein less and except the property described in the lease of May 1, 1964, for an additional period of twenty years from May 1, 1983, to April 30, 2003, at and for a cash rental during said renewal term of Twenty Thousand and no/100 Dollars ($20,000.00) per year, payable annually in advance, but otherwise upon all the terms and conditions contained in said May 1, 1963, lease, which terms and conditions shall apply during such renewal term. Also, the Company has notified the Board that it desires to purchase an option from the Board to purchase said premises upon which said renewal lease is to be made at any time during said renewal period at and for the sum of Thirty Thousand and no/100 Dollars ($30,000.00) payable in cash, with the provision that upon exercise of such option to purchase that no further or additional rents shall be payable for any unexpired portion of such renewal term of said lease.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements and undertakings of the parties hereinafter contained and of the sum of One and no/100 Dollars ($1.00) cash to each of the parties in hand paid by the other, the receipt of which is hereby acknowledged, it is agreed, by and between the parties as follows:

         1. The primary term of the above identified lease of May 1, 1963, as to the property described therein, less and except the property described in the above identified lease of May 1, 1964, is hereby renewed and extended for a period of twenty additional years from midnight of April 30, 1983 to midnight of April 30, 2003, at and for cash rental payable by the Company during such renewal term in the amount of Twenty Thousand and no/100 Dollars ($20,000.00) per year, payable annually in advance, but otherwise under all of the terms and conditions contained in said lease of May 1, 1963, which shall apply during such renewal term. The rental in the amount of Twenty Thousand and no/100 Dollars ($20,000.00) for the lease year beginning May 1, 1983, and ending April 30, 1984, in the sum of Twenty Thousand and no/100 Dollars ($20,000.00) is paid in cash by the Company to the Board upon the execution and delivery of this agreement, the receipt is hereby acknowledged by the Board.

         2. In consideration of the sum of One Hundred and no/100 Dollars ($100.00) cash to the Board in hand paid by the Company, the receipt of which is hereby acknowledged, the Board hereby agrees that the Company, not being in default under the aforementioned lease, shall have the option at any time, on written notice to the Board of its election to exercise such option, to purchase the premises described and referred to in said lease of May 1, 1963, except that part thereof described in said lease of May 1, 1964, together with all improvements thereon, including the buildings, machinery and equipment and all other items of real or personal property referred to collectively in said lease as "the project" for the sum of Thirty Thousand and no/100 Dollars ($30,000.00) in cash and provided that such option shall become null and void and of no effect if not exercised by the Company by written notice served on the Board by delivery to the President or Secretary of the Board in person or by registered or certified mail on or before 12:00 noon on April 30, 2003. In the event of the exercise of such option, the property shall be conveyed to the Company, or its nominee, by proper deed of conveyance, without special covenants of warranty, and if such option is exercised prior to the expiration of the renewal term of said lease, no further rental shall be payable for the unexpired portion of the said additional or renewal term.

         IN WITNESS WHEREOF, the Board and the Company have caused this agreement to be executed in their respective corporate names and have caused their respective corporate seals to be hereunto affixed and have caused this agreement to be attested by their duly authorized officers and have caused this agreement to be dated as of April 30, 1983.


                                THE INDUSTRIAL DEVELOPMENT BOARD
                                OF THE CITY OF DECATUR

[SEAL]

                                By: /s/ [ILLEGIBLE]
                                   -----------------------------------
                                   Chairman of Its Board of Directors


By: /s/ ILLEGIBLE
   ----------------------------
          Secretary

                                         FRUEHAUF CORPORATION

                                         BY: /s/ RICHARD P. HELWIG
                                            ---------------------------------
                                            Its Vice President


[SEAL]

ATTEST:

    [ILLEGIBLE]                                             [STAMP]
-----------------------------
Its Assistant Secretary


STATE OF ALABAMA    )
                    )
COUNTY OF MORGAN    )

         I, the undersigned authority, in and for said county in said state, hereby certify that D. C. Shelton, Jr., whose name as Chairman of the Board of Directors of The Industrial Development Board of the City of Decatur, a public corporation and instrumentality under the laws of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation and instrumentality.

         Given under my hand and official seal this 27th day of May,    1983.

[SEAL]

                                            /s/ ILLEGIBLE
                                          ----------------------------
                                                Notary Public

NOTARIAL SEAL


STATE OF MICHIGAN   )
                    )
COUNTY OF WAYNE     )


         I, the undersigned authority, in and for said county in said state, hereby certify that Richard P. Helwig, whose name as Vice President of Fruehauf Corporation, a corporation organized under the laws of the State of Michigan, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         GIVEN under my hand and official seal this 24th day of June, 1983.

                                            /s/ JEAN WESTRICK
   [SEAL]                                 ----------------------------
                                                Notary Public
         [STAMP]

                                                  [STAMP]